UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        The purpose of this Amendment No. 1 is to amend the original Current Report on Form 8-K filed by Enterprise Products Partners L.P. (“Enterprise”) on September 30, 2004 (the “Original 8-K”) (i) to add a new Section 1.01, (ii) to include certain additional information under Item 2.01 and certain additional Exhibits under Item 9.01(c) and (iii) to amend the information set forth in Item 9.01(b). In accordance with Rule 12b-15, such Items 2.01 and 9.01 are restated in their entirety, as amended. There is no change to Items 2.03, 5.02, 5.03 or 7.01 as set forth in the Original 8-K.

Item 1.01.   Entry into a Material Definitive Agreement.

        In connection with the Merger described in Item 2.01 hereof, Enterprise and GulfTerra Energy Partners, L.P. (“GulfTerra) executed an agreement with Bart Heijermans (who was elected a Senior Vice President of Enterprise on the effective date of the Merger), pursuant to which the parties agreed that, upon the effective date of the Merger, (i) Mr. Heijermans’ 15,000 outstanding restricted GulfTerra Common Units would be converted into 27,150 restricted Enterprise Common Units that carry the same restrictions as those set forth for such Units in his award agreement dated August 15, 2003 under GulfTerra’s 1998 Omnibus Compensation Plan (the ”GulfTerra Plan”), and (ii) Mr. Heijerman’s 15,000 performance-based restricted GulfTerra Common Units would be exchanged for 27,150 phantom Enterprise Common Units issued under Enterprise’s 1998 Long-Term Incentive Plan that would carry the same restrictions as those set forth for such exchanged Units in the GulfTerra Plan. The restricted Enterprise Common Units will cliff vest on August 1, 2007, provided Mr. Heijermans remains continuously employed by Enterprise or its affiliates until such date. The restrictions on the phantom Enterprise Common Units will lapse on August 1, 2007, provided the total cash flow (EBITDA) from the Cameron Highway Project since startup equals or exceeds the Target EBITDA of $145 million and that he remains continuously employed by Enterprise or its affiliates until such date. If on August 1, 2007, the total EBITDA for such project is equal to or greater than 75% of the Target EBITDA, the restrictions will lapse on a total number of phantom Enterprise Common Units equal to the percentage (not to exceed 100%) of the Target EBITDA achieved, with any remaining phantom Enterprise Common Units being forfeited.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

        On September 30, 2004, Enterprise and GulfTerra completed the merger of GulfTerra into a wholly-owned subsidiary of Enterprise (the “Merger”). Additionally, Enterprise and its subsidiaries completed certain other transactions related to the Merger, including the acquisition of the 50% interest in GulfTerra’s general partner held by El Paso Corporation (“El Paso”) and the purchase from El Paso of certain midstream assets located in South Texas (the “South Texas Assets”).

        A description of the Merger and the related transactions and all agreements executed in connection therewith are contained in Enterprise’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2003, April 19, 2004 and September 7, 2004 and are incorporated by reference herein.

        Immediately prior to closing the Merger, a subsidiary of El Paso conveyed the GulfTerra General Partner Interest to Enterprise Products GP, LLC, the general partner of Enterprise (“Enterprise GP”), in exchange for $370 million in cash and a 9.9% membership interest in Enterprise GP, and Enterprise GP thereupon made a capital contribution of the GulfTerra General Partner Interest to Enterprise (without increasing its interest in the earnings on cash distributions of Enterprise). Enterprise GP borrowed the foregoing $370 million purchase price from Dan Duncan LLC (which owns a 4.505% membership interest in Enterprise GP), which obtained the funds from a loan from EPCO, Inc. (which indirectly owns an 85.595% membership interest in Enterprise GP). EPCO obtained the $370 million for its loan to Dan Duncan LLC using borrowings under its Amended and Restated Credit Agreement dated as of August 25, 2004 among EPCO, the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, The Bank of Nova Scotia and JPMorgan Chase Bank as Co-Syndication Agents, Bayerische Hypo-Und Vereinsbank AG, New York Branch and Barclays Bank PLC as Co-Documentation Agents.

        In connection with the Merger, and pursuant to the Parent Company Agreement, as amended, listed as Exhibits 2.2 and 2.5 to this Current Report on Form 8-K/A (the “Parent Company Agreement”), Enterprise paid $500 million cash to El Paso in exchange for 10,937,500 Series C Units of GulfTerra and 2,876,620 Series A Common Units of GulfTerra (“GulfTerra Common Units”). Pursuant to the Merger Agreement, as amended, listed as Exhibits 2.1 and 2.6 to this Current Report on Form 8-K/A (the “Merger Agreement”), the remaining 57,762,369 outstanding GulfTerra Common units (7,433,425 of which were owned by El Paso) were converted into 104,549,889 Common Units of Enterprise (13,454,499 of which are held by El Paso) on the basis of 1.81 Enterprise Common Units for each outstanding GulfTerra Common Unit (other than those GulfTerra Common Units held by Enterprise).

        The purchase price paid by Enterprise to El Paso for the South Texas Assets was cash in the amount of approximately $156 million, subject to adjustment, in accordance with the terms of the Purchase and Sale Agreement, listed as Exhibit 2.4 to this Current Report on Form 8-K/A.

        The El Paso subsidiary that owns the 9.9% interest in Enterprise GP, GulfTerra GP Holding Company (“El Paso Holdco”), entered into an Exchange and Registration Rights Agreement with Enterprise and Enterprise GP, dated September 30, 2004 (the “Exchange Agreement”), pursuant to which it has the right to deliver its 9.9% interest to Enterprise GP at any time after the six-month anniversary of the date of completion of the Merger in exchange for a number of Enterprise Common Units that would provide the same cash flow as its 9.9% interest in Enterprise GP. Enterprise GP may elect to pay El Paso Holdco cash in lieu of such Enterprise Common Units equal to the market value of such Enterprise Common Units or a combination of cash and Enterprise Common Units. If El Paso Holdco has not exercised the foregoing right by the 180th day following the third anniversary of the completion of the Merger, Enterprise GP can force the exercise of such right. Enterprise has agreed in the Exchange Agreement to file a shelf registration statement covering the resale of any Enterprise Common Units that may be delivered to El Paso Holdco upon the exercise of the foregoing exchange right. DFI Delaware Holdings L.P., an entity controlled by Dan L. Duncan that owns over 100 million Enterprise Common Units, has guaranteed the performance of Enterprise GP under the Exchange Agreement pursuant to a Performance Guaranty dated September 30, 2004. The Exchange

Agreement and the Performance Guaranty are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K/A.

        Enterprise and El Paso entered into a Registration Rights Agreement dated September 30, 2004, pursuant to which Enterprise granted to El Paso one demand registration statement and unlimited piggyback registration rights with respect to the 13,454,499 Enterprise Common Units received by El Paso pursuant to the Merger. The piggyback rights so granted to El Paso are subordinated to the piggyback rights of an affiliate of Shell Oil Company set forth in the Registration Rights Agreement, dated as of September 17, 1999, between Tejas Energy, LLC and Enterprise, a copy of which is listed as Exhibit 4.20 to Enterprise’s Form 10-K for the year ended December 13, 2003. The Registration Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K/A.

        In accordance with the terms of the Parent Company Agreement, for the three-year period ended September 30, 2007, El Paso will make transition support payments to Enterprise in annual installments of $18 million, $15 million and $12 million for the first, second and third years of such period, respectively, payable in 12 equal monthly installments for each such year.

        The Parent Company Agreement also provides that for the three-year period ended September 30, 2007, at the request of GulfTerra, El Paso will provide support services to GulfTerra similar to those provided by El Paso before the closing of the Merger, and GulfTerra will reimburse El Paso for 110% of its direct costs of such services (excluding any overhead costs).

        The Parent Company Agreement also obligates Enterprise to reimburse El Paso (or its applicable affiliate) for up to $14 million severance costs incurred by El Paso (or such affiliate) with respect to any GulfTerra employee referenced in the Parent Company Agreement who is not employed by Enterprise upon the consummation of the Merger and whose employment is terminated by El Paso (or such affiliate) within the following 30 days.

        Immediately prior to the consummation of the Merger, GulfTerra had 80 Series F2 convertible units outstanding, each of which represented the right to purchase $500,000 worth of GulfTerra Common Units from GulfTerra prior to March 30, 2005 (subject to defined extension rights) at a price per GulfTerra Common Unit equal to the “prevailing price,” if the prevailing price is equal to or greater than $35.75, or the prevailing price minus the product of 50% of the positive difference, if any, of $35.75 minus the prevailing price, if the prevailing price is less than $35.75. The prevailing price was equal to the least of (1) the average closing price of the GulfTerra Common Units for the 60 business days ending on and including the fourth business day prior to the date of receipt of notice from the holder of the Series F2 convertible units of the intent to convert them into (i.e., purchase) GulfTerra Common Units; (2) the average closing price of the GulfTerra Common Units for the first seven business days of the 60 day period included in (1); or (3) the average closing price of the GulfTerra Common Units for the last seven business days of the 60 day period included in (1). The Statement of Rights, Privileges and Limitations of the Series F Convertible Units is filed as Exhibit 4.5 to this Current Report on Form 8-K/A.

        As required by the terms of the Series F2 convertible units and the terms of the Merger Agreement, Enterprise and GulfTerra entered into an Assumption Agreement at the effective time of the Merger, pursuant to which Enterprise assumed all of the obligations of GulfTerra with respect to the Series F2 convertible units, appropriately modified to reflect the Merger and the exchange of 1.81 Enterprise Common Units for each GulfTerra Common Unit. Consequently, each Series F2 convertible unit was converted into the right to purchase $500,000 worth of Enterprise Common Units at a price per Enterprise Common Unit equal to the prevailing price, if the prevailing price is equal to or greater than $19.75, or the prevailing price minus the product of 50% of the positive difference, if any, of $19.75 minus the prevailing price, if the prevailing price is less than $19.75. As a result of the Merger, the prevailing price is now equal to the least of (1) the average closing price of the Enterprise Common Units for the 60 business days ending on and including the fourth business day prior to the date of receipt of notice from the holder of the Series F2 convertible units of the intent to convert them into (i.e., purchase) Enterprise Common Units; (2) the average closing price of the Enterprise Common Units for the first seven business days of the 60 day period in (1); or (3) the average closing price of the Enterprise Common Units for the last seven business days of the 60 day period included in (1). The Assumption Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K/A.

        See Item 1.01 for information with respect to the assumption by Enterprise of the obligation to issue certain phantom Enterprise Common Units under Enterprise’s 1998 Long-Term Incentive Plan to a GulfTerra employee who became a Senior Vice President of Enterprise as a result of the Merger. Such information is incorporated by reference into this Item 2.01.

Item 9.01.   Financial Statements and Exhibits.

        (a)       Financial statements of businesses acquired.

1.	The Consolidated Financial Statements of GulfTerra Energy Partners, L.P. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 20, 2004 and are incorporated herein by reference.

2.	The Financial Statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 20, 2004 and are incorporated herein by reference.

3.	The Combined Financial Statements of El Paso Hydrocarbons, L.P. and El Paso NGL Marketing Company, L.P. as of December 31, 2003 and 2002 and for the three year period ended December 31, 2003 and independent auditors’ report are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on April 16, 2004 and are incorporated herein by reference.

4.	The Unaudited Consolidated Financial Statements of GulfTerra Energy Partners, L.P. at June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003 are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on September 17, 2004 and are incorporated herein by reference.

5.	The Unaudited Combined Financial Statements of El Paso Hydrocarbons, L.P. and El Paso NGL Marketing Company, L.P. at June 30, 2004 and December 31, 2003 and for the six months ended June 30, 2004 and 2003 are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on August 11, 2004 and are incorporated herein by reference.

        (b)       Pro forma financial information.

1.	The Unaudited Pro Forma Condensed Consolidated Financial Statements of Enterprise Products Partners L.P. at and for the six months ended June 30, 2004 and for the year ended December 31, 2003 are contained in Enterprise’s Current Report on Form 8-K filed with the Commission on September 27, 2004 and are incorporated herein by reference.

        (c)       Exhibits.

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management,

Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.5	Amendment No. 1 to Parent Company Agreement, dated as of April 19, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on April 21, 2004).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on September 7, 2004).

3.1*	Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, among Duncan Family Interests, Inc., Dan Duncan LLC, and GulfTerra GP Holding Company dated September 30, 2004.

4.1*	Exchange and Registration Rights Agreement, dated as of September 30, 2004, among GulfTerra GP Holding Company, Enterprise Products GP, LLC and Enterprise Products Partners L.P.

4.2*	Performance Guaranty dated as of September 30, 2004, by DFI Delaware Holdings L.P. in favor of GulfTerra GP Holding Company (with respect to the obligations of Enterprise Products GP, LLC under Exhibit 4.1, above).

4.3*	Registration Rights Agreement, dated as of September 30, 2004, between El Paso Corporation and Enterprise Products Partners L.P.

4.4**	Assumption Agreement dated as of September 30, 2004 between Enterprise Products Partners L.P. and GulfTerra Energy Partners, L.P. relating to the assumption by Enterprise of GulfTerra's obligations under the GulfTerra Series F2 Convertible Units.

4.5	Statement of Rights, Privileges and Limitations of Series F Convertible Units, included as Annex A to Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of GulfTerra Energy Partners, L.P., dated May 16, 2003 (incorporated by reference to Exhibit 3.B.3 to Current Report on Form 8-K of GulfTerra Energy Partners,

L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

4.6	Unitholder Agreement between GulfTerra Energy Partners, L.P. and Fletcher International, Inc. dated May 16, 2003 (incorporated by reference to Exhibit 4.L to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

10.1**	Letter Agreement dated September 30, 2004, among Enterprise Products Partners L.P., GulfTerra Energy Partners, L.P. and Bart Heijermans.

10.2	1998 Omnibus Compensation Plan of GulfTerra Energy Partners, L.P., Amended and Restated as of January 1, 1999 (incorporated by reference to Exhibit 10.9 to Form 10-K for the year ended December 31, 1998 of GulfTerra Energy Partners, L.P., file no. 001-11680); Amendment No. 1, dated as of December 1, 1999 (incorporated by reference to Exhibit 10.8.1 to Form 10-Q for the quarter ended June 30, 2000 of GulfTerra Energy Partners, L.P., file no. 001-116800); Amendment No. 2 dated as of May 15, 2003 (incorporated by reference to Exhibit 10.M.1 to Form 10-Q for the quarter ended June 30, 2003 of GulfTerra Energy Partners, L.P., file no. 001-11680).

10.3	1998 Enterprise Products Long-Term Incentive Plan (Amended and Restated as of April 8, 2004) (incorporated by reference to Appendix B to Enterprise’s Notice of Written Consent dated April 22, 2004, filed with the Commission on April 22, 2004).

99.1*	Press release dated September 30, 2004.

*	Filed with original Current Report on Form 8-K.
**	Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its General Partner

Date: October 5, 2004	By:	/s/ Michael J. Knesek
Name: Michael J. Knesek Title: Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Signature Page

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to Enterprise’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.5	Amendment No. 1 to Parent Company Agreement, dated as of April 19, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on April 21, 2004).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on September 7, 2004).

3.1*	Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, among Duncan Family Interests, Inc., Dan Duncan LLC, and GulfTerra GP Holding Company dated September 30, 2004.

4.1*	Exchange and Registration Rights Agreement, dated as of September 30, 2004, among GulfTerra GP Holding Company, Enterprise Products GP, LLC and Enterprise Products Partners L.P.

4.2*	Performance Guaranty dated as of September 30, 2004, by DFI Delaware Holdings L.P. in favor of GulfTerra GP Holding Company (with respect to the obligations of Enterprise Products GP, LLC under Exhibit 4.1, above).

4.3*	Registration Rights Agreement, dated as of September 30, 2004, between El Paso Corporation and Enterprise Products Partners L.P.

4.4**	Assumption Agreement dated as of September 30, 2004 between Enterprise Products Partners L.P. and GulfTerra Energy Partners, L.P. relating to the assumption by Enterprise of GulfTerra's obligations under the GulfTerra Series F2 Convertible Units.

4.5	Statement of Rights, Privileges and Limitations of Series F Convertible Units, included as Annex A to Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of GulfTerra Energy Partners, L.P., dated May 16, 2003 (incorporated by reference to Exhibit 3.B.3 to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

4.6	Unitholder Agreement between GulfTerra Energy Partners, L.P. and Fletcher International, Inc. dated May 16, 2003 (incorporated by reference to Exhibit 4.L to Current Report on Form 8-K of GulfTerra Energy Partners, L.P., file no. 001-11680, filed with the Commission on May 19, 2003).

10.1**	Letter Agreement dated September 30, 2004, among Enterprise Products Partners L.P., GulfTerra Energy Partners, L.P. and Bart Heijermans.

10.2	1998 Omnibus Compensation Plan of GulfTerra Energy Partners, L.P., Amended and Restated as of January 1, 1999 (incorporated by reference to Exhibit 10.9 to Form 10-K for the year ended December 31, 1998 of GulfTerra Energy Partners, L.P., file no. 001-11680); Amendment No. 1, dated as of December 1, 1999 (incorporated by reference to Exhibit 10.8.1 to Form 10-Q for the quarter ended June 30, 2000 of GulfTerra Energy Partners, L.P., file no. 001-116800); Amendment No. 2 dated as of May 15, 2003 (incorporated by reference to Exhibit 10.M.1 to Form 10-Q for the quarter ended June 30, 2003 of GulfTerra Energy Partners, L.P., file

no. 001-11680).

10.3	1998 Enterprise Products Long-Term Incentive Plan (Amended and Restated as of April 8, 2004) (incorporated by reference to Appendix B to Enterprise’s Notice of Written Consent dated April 22, 2004, filed with the Commission on April 22, 2004).

99.1*	Press release dated September 30, 2004.

*	Filed with original Current Report on Form 8-K.
**	Filed herewith